Note 6 - Premises and Equipment - Major Classifications of Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Land and land improvements	$ 2,920	$ 2,891
Building and leasehold improvements	14,277	12,081
Furniture, fixtures, and equipment	7,010	5,404
Total premises and equipment	24,207	20,376
Less accumulated depreciation and amortization	12,354	9,173
Total premises and equipment, net	$ 11,853	$ 11,203